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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 15, 1999
                                                          --------------



                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                   (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)



           DELAWARE            33-72806, 33-94784            33-0592719
           --------            ------------------            ----------
       (STATE OR OTHER          (COMMISSION FILE          (I.R.S. EMPLOYER
         JURISDICTION               NUMBERS)             IDENTIFICATION NO.)
      OF INCORPORATION)


                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of 4
                           Exhibit Index appears on Page 4

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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the APRIL 15, 1999 Distribution Date for the Collection Period ending MARCH 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                                     (Registrant)


Dated:  April 15, 1999                      By:  RUSSELL JURA
                                                 ------------
                                            Name:  Russell Jura
                                            Title: Assistant Secretary


                                          3

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                                 INDEX TO EXHIBITS

  EXHIBIT                                                          METHOD OF
  NUMBER                       EXHIBIT                              FILING
  ------                       -------                              ------

    5.1     Monthly Servicer's Certificate with respect to the   Filed Herewith
            APRIL 15, 1999 Distribution Date for the
            Collection Period ending MARCH 31, 1999.


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